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                                                                      EXHIBIT 99

                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Diversified Security Solutions, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

     The Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2003                   /s/ James E. Henry
                                      ------------------------------------------
                                      Name: James E. Henry
                                      Title: Chief Executive Officer


Dated: May 15, 2003                   /s/ Louis Massad
                                      ------------------------------------------
                                      Name: Louis Massad
                                      Title: Chief Financial Officer

     The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 10-QSB or as a separate disclosure document.

(A signed original of this written statement required by Section 906 has been provided to Diversified Security Solutions, Inc. and will be retained by Diversified Security Solutions, Inc. and furnished to the Securities Exchange Commission or its staff upon request.)